Exhibit 10.23

Institutional Banking
& Markets

CommonwealthBank

Multi-Option Facility Agreement

Foxtel Management Pty Limited

30 June 2017

CONTENTS

CLAUSE		PAGE

PART A FACILITY PARTICULARS		1

PART B GENERAL TERMS		6

1.	DEFINITIONS AND INTERPRETATION	6
2.	FACILITIES	9
3.	CONDITIONS OF UTILISATION	10
4.	UTILISATION	11
5.	REPAYMENT, PREPAYMENT AND CANCELLATION	12
6.	INTEREST	13
7.	FEES	13
8.	REPRESENTATIONS AND WARRANTIES	13
9.	ACCELERATION	13
10.	ASSIGNMENTS	14
11.	CHANGES TO THE BORROWERS	14
12.	COUNTERPARTS	15
13.	INDEMNITIES AND REIMBURSEMENT	16
14.	GOVERNING LAW	16
15.	VARIATION	16
16.	ATTORNEYS	16
17.	ENTIRE AGREEMENT	16
18.	ENFORCEMENT	16

Schedule

1	Conditions precedent	20
2	Utilisation Request	21
3	Reallocation Request	23
4	Form of Accession Letter	24
5	Form of Resignation Letter	25

PART C—ANNEXURES

Annexure

A	Cash Advance Facility
B	Bank Guarantee Facility
C	Corporate Card Facility
D	Group Limit Facility

PART A FACILITY PARTICULARS

Part 1

Document details
Date

Original Borrowers

Foxtel Management Pty Limited (ABN 65 068 671 938) of 5 Thomas Holt Drive, North Ryde, NSW 2113 in its own capacity;

Austar Entertainment Pty Limited (ACN 068 104 530) of 5 Thomas Holt Drive, North Ryde, NSW 2113;

Austar United Communications Pty Limited (ACN 087 695 707) of 5 Thomas Holt Drive, North Ryde, NSW 2113;

Customer Services Pty Limited (ACN 069 272 117) of 5 Thomas Holt Drive, North Ryde, NSW 2113;

Foxtel Finance Pty Limited (ACN 151 691 897) of 5 Thomas Holt Drive, North Ryde, NSW 2113;

Foxtel Australia Pty Limited (ACN 151 691 753) of 5 Thomas Holt Drive, North Ryde, NSW 2113; and

XYZnetworks Pty Limited (ACN 066 812 119) of 5 Thomas Holt Drive, North Ryde, NSW 2113.

Original Lender

Commonwealth Bank of Australia ABN 48 123 123 124

Address for service of communications:

Address: Level 23, Darling Park Tower 1, 201 Sussex Street Sydney NSW 2000

Attention: Peter Cirica

Phone: +612 9118 4137

Fax: +612 9118 4003

Email: peter.cirica@cba.com.au

with a copy to:

Address: Level 22, Darling Park Tower 1 201 Sussex Street Sydney NSW 2000

Attention: Loan Management Group

Phone: +61 1300 881 394

Email: IBLending@cba.com.au

Facility Office: Level 22, Darling Park Tower 1 201 Sussex Street Sydney NSW 2000.

Company	Foxtel Management Pty Limited (ABN 65 068 671 938) of 5 Thomas Holt Drive, North Ryde, NSW 2113 in its own capacity

Base Currency	AUD

Common Terms Deed Poll	the common terms deed poll dated 10 April 2012 (as amended or amended and restated from time to time) given by Foxtel Management Pty Limited, the parties in Schedule 1 to that document and others in favour of the Finance Parties (as defined therein)

Part 2

Limits

Total Accommodation Limit	$100,000,000

Facilities	Facility Accommodation Limit	Availability Period	Available currencies

Cash Advance Facility *	$82,219,340.08	The period commencing on the date of this document and ending on the earlier of the Termination Date and the date on which the commitment is cancelled pursuant to this document.	AUD

Bank Guarantee Facility *	$9,280,659.92	The period commencing on the date of this document and ending on the earlier of the Termination Date and the date on which the commitment is cancelled pursuant to this document.	AUD

Corporate Card Facility *	$3,500,000	Repayable and cancellable on demand as specified in the Facility Annexure.	AUD

Group Limit Facility *	$5,000,000	Repayable and cancellable on demand as specified in the Facility Annexure.	AUD

*	Limits on these Facilities (“Multi-Option Facilities”) may be re-allocated in accordance with clause 2.3 (Reallocation).

Part 3

Facility pricing

Commitment fee	45% of the applicable Margin per annum that would apply in relation to a Loan on that date payable on the daily amount of the Total Accommodation Limit which is undrawn. The commitment fee is payable quarterly in arrears on the last Business Day of each calendar quarter and on the last day of the Availability Period.

Establishment fee	$300,000. The establishment fee is payable within 2 Business Days of the date of this document.

Cash Advance Facility	Bank Bill Rate plus the applicable Margin for the applicable Interest Period.

Bank Guarantee Facility

A Bank Guarantee issuance fee of 1.10% per annum on the face amount of each Bank Guarantee.

The issuance fee is payable in arrears on the last Business Day of each calendar quarter and on the last day of the Availability Period.

Corporate Card Facility	Market rates on all Accommodation provided under the Corporate Card Facility as advised by the Lender from time to time, payable as advised by the Lender from time to time.

Group Limit Facility	Refer to Part 4 of the Facilities Particulars.

Part 4

Group Limit Facility details*
Accounts	Account name	Account number

	AUSTAR ENTERTAINMENT PTY LIMITED	200011398313

	CUSTOMER SERVICES PTY LIMITED	400010659274

	AUSTAR ENTERTAINMENT PTY LIMITED	200011461773

	AUSTAR UNITED COMMUNICATIONS LIMITED	200011398321

	AUSTAR ENTERTAINMENT PTY LIMITED	200011398305

	CUSTOMER SERVICES PTY LIMITED	314710223307

	FOXTEL FINANCE PTY LIMITED	200014452215

	FOXTEL AUSTRALIA PTY LIMITED	200014533162

	FOXTEL MANAGEMENT PTY LIMITED	400010659223

	FOXTEL MANAGEMENT PTY LIMITED	400010659266

	FOXTEL MANAGEMENT PTY LIMITED	400010659952

	XYZNETWORKS PTY LIMITED	202010106146

	FOXTEL MANAGEMENT PTY LIMITED	200015984002

	AUSTAR ENTERTAINMENT PTY LIMITED	200013503316

	FOXTEL MANAGEMENT PTY LIMITED	200010690937

	AUSTAR ENTERTAINMENT PTY LIMITED RECEIPTS ACCOUNT	200011398292

	AUSTAR ENTERTAINMENT PTY LIMITED - CUSTOMER RECEIPTSACCOUNT2	200013866010

	Austar—Operating Account	200015338414

Cap Limit	$20,000,000

Group Limit Facility details*

Group Limit	Overdraft Limit: $5,000,000.00 The Facility Accommodation Limit for the Group Limit Facility

Debit Interest Margin	Facility Limits Balance within Overdraft Limit: 0 - $5,000,000.00 • The Bank’s Corporate Overdraft Reference Rate (presently: 8.71% p.a.) less 5.1%

Excess Debit Interest Margin	Balance in excess of Overdraft Limit: $5,000,000.00 + • The Bank’s Corporate Overdraft Reference Rate (presently: 8.71% p.a.)

Interest on Credit Balances	Flat Rate on all Credit Balances • RBA Target Cash Rate (presently: 1.5% p.a.) less 0.10%

Nominated Account	064000 10659223

Arrangement ID	100067220

Fees	Market rates on Accommodation provided under the Group Limit Facility as advised by the Lender from time to time, payable as advised by the Lender from time to time.
Overdraft Line Fee: Waived

*

The Accounts, Debit Interest Margin, Excess Debit Interest Margin and the Interest on Credit Balances are true and correct on the date of this document. Each of these may change from time to time with the prior written agreement between the Lender and the Company.

PART B GENERAL TERMS

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this document, the following terms have the following meanings unless a contrary intention appears:

Accession Letter means in relation to an Additional Borrower, a document substantially in the form set out in Schedule 4.

Accommodation means any financial accommodation provided or to be provided by the Lender under this document.

Accommodation Particulars has, in respect of a Facility, the meaning given to that term in the Facility Annexure (if any).

Additional Borrower means a company which becomes an Additional Borrower in accordance with clause 11 (Changes to the Borrowers),

Applicable Facility Conditions has, in respect of a Facility, the meaning (if any) given to that term in the relevant Facility Annexure. If the term is not defined in a Facility Annexure, there are no Applicable Facility Conditions for the relevant Facility.

Authorised Officer means:

(a)

in respect of a Borrower, any person holding any position from time to time nominated as an Authorised Officer by that Borrower by notice to the Lender, which notice must be accompanied by certified copies of the signatures of all new persons so appointed and any other such identification or verification documents required by the Lender, and if no such notice is given, means any person who is an “officer” of that Borrower within the meaning given in the Corporations Act; and

(b)

in respect of the Lender, any person whose title of office is or includes the word “Director”, “Managing Director”, “Head”, “Executive”, “Manager” or “Vice President” (including any person acting in any of those offices) and any other person appointed by the Lender to act as its authorised officer for the purposes of the MOFA Documents.

Availability Period means, for a Facility, the period specified in Part 2 of the Facility Particulars for that Facility (unless the Facility Accommodation Limit for that Facility is cancelled in full or permanently reduced to zero under this document).

Bank Guarantee means any of the following in a form requested by a Borrower and agreed by the Lender:

(a)	a letter of credit; and

(b)	a guarantee, indemnity or other instrument,

and includes a bank guarantee, performance bond or a standby letter of credit.

Base Currency means the currency specified as the Base Currency in Part 1 of the Facility Particulars.

Borrower means an Original Borrower or an Additional Borrower unless it has ceased to be a Borrower in accordance with clause 11 (Changes to the Borrowers).

Break Costs means the amount determined by the Lender as being incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for, or allocated by the Lender to fund or maintain its commitments under this document or the termination or repricing of any interest rate or currency swap or other hedging arrangement (including an internal arrangement) entered into by the Lender in connection with the liquidation or re-employment of those deposits or other funds.

Facility means each facility specified in Part 2 of the Facility Particulars.

Facility Accommodation Limit means in respect of a Facility, the amount set opposite that Facility in Part 2 of the Facility Particulars as reduced cancelled or varied in accordance with this document.

Facility Annexure means, in respect of a Facility, the annexure relating to that Facility which forms part of this document.

Facility Conditions Precedent has, in respect of a Facility, the meaning given to that term in the Facility Annexure.

Facility Documentation means any agreement, deed, schedule, order form, account authority, signature card or other document relating to a Facility, and includes any Applicable Facility Conditions relating to that Facility.

Facility Office means the Facility Office specified in Part 1 of the Facility Particulars.

Facility Particulars means the facility particulars set out at the front of this document immediately after the table of contents.

Lender means:

(a)	the Original Lender; and

(b)	any bank, financial Institution, trust, fund or other entity which has become a party in accordance with clause 10.2 (Assignment by the Lender),

which in each case has not ceased to be a party in accordance with the terms of this document.

Margin will be determined by reference to the table below based on the Total Debt to EBITDA Ratio of the FOXTEL Group as shown in the most recent Compliance Certificate delivered under clause 5.1 of the Common Terms Deed Poll as at the most recent Calculation Date.

Total Debt to EBITDA	Margin
≤1.5	1.30% p.a.
above 1.5 but ≤ 2.0	1.40% p.a.
above 2.0 but ≤ 2.25	1.50% p.a.
above 2.25 but ≤ 2.5	1.60% p.a.
above 2.5 but ≤ 3.0	1.70% p.a.
above 3.0 but ≤ 3.5	2.00% p.a.
above 3.5	2.40% p.a.

Master Agreement means this document excluding each Facility Annexure but including the Facility Particulars and each schedule.

MOF Finance Document means:

(a)	this document;

(b)	any Swap Agreement to which the Lender is a counterparty;

(c)	any Accession Letter;

(d)	any Resignation Letter;

(e)	any Facility Documentation;

(f)	the Common Terms Deed Poll;

(g)	any Guarantee Assumption Deed Poll;

(h)	any Subordination Deed; or

(i)	any other document designated in writing as such by the Lender and a Borrower.

Money Owing means all amounts actually or contingently owing under this document and each other MOF Finance Document, including accrued but unpaid interest and fees.

Multi-Option Facility has the meaning given to that term in Part 2 of the Facility Particulars.

Outstanding Accommodation has, in respect of a Facility, the meaning given to that term in the Facility Annexure.

Overdue Rate has, in respect of a Facility, the meaning given to that term in the Facility Annexure.

Reallocation Request means a notice substantially in the form set out in Schedule 3 and given in accordance with clause 2.3 (Reallocation).

Reference Rate means the rate described as the Lender’s corporate overdraft reference rate, as amended and published by the Lender from time to time or, if there is no such rate, any substitute or replacement rate published by the Lender from time to time.

Resignation Letter means a letter substantially in the form set out in Schedule 5.

Termination Date means, for a Facility, 3 July 2020 or any earlier date on which the Facility is terminated or cancelled in accordance with this document or on which all the Money Owing becomes due and payable under this document.

Total Accommodation Limit means the amount specified in Part 2 of the Facility Particulars being the aggregate Facility Accommodation Limits, as reduced, cancelled or varied in accordance with this document.

Utilisation has, in respect of a Facility, the meaning given to that term in the Facility Annexure for that Facility.

Utilisation Date means the date on which Accommodation is or is to be provided under a Facility and includes any date on which Accommodation is or is to be replaced, rolled over or renewed.

Utilisation Request means a notice substantially in the form set out Schedule 2 and given in accordance with clause 4 (Utilisation).

1.2	Further definitions

(a)

Terms defined in the Facility Particulars, in a Facility Annexure or in a schedule to this document have the same meaning in the rest of this document unless defined elsewhere or a contrary intention appears.

(b)	Terms defined in the Common Terms Deed Poll apply in this document unless a contrary intention appears or the relevant term is defined in this document.

1.3	Currency symbols and definitions

A$, AUD and Australian dollars denote the lawful currency of Australia.

1.4	Common Terms Deed Poll

(a)

This document and the rights and obligations of the parties to it are subject to the terms and conditions of the Common Terms Deed Poll which are deemed to be incorporated in full into this document as if expressly set out in this document (with the necessary changes).

(b)	Each MOF Finance Document is a Finance Document for the purposes of the Common Terms Deed Poll.

(c)

If the Common Terms Deed Poll is terminated without the consent of the Lender, references in this document to the Common Terms Deed Poll are references to that document in the form immediately before its termination.

1.5	Multiple parties

If a party to this document is made up of more than one person, or a term is used in this document to refer to more than one party, then unless otherwise specified in this document:

(a)	an obligation of those persons is joint and several;

(b)	a right of those persons is held by each of them severally; and

(c)	any other reference to that party or that term is a reference to each of those persons separately, so that (for example) a representation, warranty or undertaking relates to each of them separately.

2.	FACILITIES

2.1	Availability

(a)

Subject to the terms of this document the Lender agrees to make available to the Borrowers each Facility during its Availability Period in the Base Currency, up to its Facility Accommodation Limit, on the terms set out in this document, including the relevant Facility Annexure.

(b)	On the Termination Date for a Facility the Facility Accommodation Limit for that Facility is cancelled and reduced to zero.

2.2	Purpose

(a)	Unless otherwise agreed by the Lender, each Borrower must apply a Utilisation under a Facility for working capital and corporate requirements of the FOXTEL Group.

(b)	The Lender is not bound to monitor or verify the application of a Utilisation pursuant to this document.

2.3	Reallocation

(a)

A Borrower may by notice in writing to the Lender request that the Facility Accommodation Limit of any Multi-Option Facility be transferred to the Facility Accommodation Limit of another Multi-Option Facility by providing to the Lender a Reallocation Request in the form of Schedule 3 of this document.

(b)	If the Lender consents to any such request, then the Lender shall produce a new Part 2 of the Facility Particulars reflecting such adjustments and provide a copy to the Borrowers.

(c)

Despite any other provision of this document, the Lender must consent to any request by a Borrower to increase the Facility Accommodation Limit of any other Multi-Option Facility if the Lender exercises its rights to cancel its obligation to provide any further Accommodation under the Corporate Card Facility or the Group Limit Facility. Any such increase in a Facility Accommodation Limit will not exceed the amount of the Facility Accommodation Limit under the Corporate Card Facility or the Group Limit Facility cancelled by the Lender.

3.	CONDITIONS OF UTILISATION

3.1	Initial conditions precedent

No Borrower may deliver a Utilisation Request, or utilise any Accommodation under this document, unless the Lender has received all of the documents and evidence listed in Part I of Schedule 1 in form and substance satisfactory to the Lender.

3.2	Further conditions precedent

The Lender will only be obliged to comply with clause 4.3 (Provision of Utilisation) if:

(a)	on the date of the Utilisation Request (if applicable) and on the proposed Utilisation Date:

(i)	no Event of Default or Potential Event of Default is continuing or would result from the proposed Utilisation; and

(ii)

each representation and warranty given under a Finance Document (other than the representation and warranty in clause 4.1(m) if the Common Terms Deed Poll) is true and correct in all material respects, and is not misleading in any material respect as though they had been made in respect of the facts and circumstances then subsisting;

(b)	in respect of the Facility to which the proposed Utilisation and the Utilisation Request (if applicable) relates:

(i)	the Outstanding Accommodation at any time will not exceed the Facility Accommodation Limit; and

(ii)	any Facility Conditions Precedent have been provided or complied with, in each case in form and substance satisfactory to the Lender;

(c)	in respect of any Utilisation under a Facility, the aggregate of the Outstanding Accommodation under each Facility will not exceed the Total Accommodation Limit; and

(d)	the proposed Utilisation Date in relation to the Utilisation is a Business Day within the Availability Period for the Facility.

4.	UTILISATION

4.1	Delivery of a Utilisation Request

A Borrower may request a Utilisation under a Facility which requires a Utilisation Request by delivering the Utilisation Request to the Lender. For a Facility where the Facility Annexure specifies that no Utilisation Request is required, the Lender will provide Utilisations subject to the terms of the Facility Annexure.

4.2	Completion of Utilisation Request

Subject to any contrary provision in the relevant Facility Annexure, each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless it:

(a)

is delivered no later than 10.00am local time in the city of the Lender’s Facility Office, two Business Days before the proposed Utilisation Date (or at any later time and date as the Lender may agree);

(b)	specifies:

(i)	the Facility to be utilised;

(ii)	the proposed Utilisation Date (which must be a Business Day within the relevant Availability Period for the Facility);

(iii)	the Accommodation Particulars;

(iv)	where relevant, the bank account or accounts to which payment is to be made;

(c)	is signed by an Authorised Officer of the relevant Borrower; and

(d)	is substantially in the form set out in Schedule 2 (Utilisation Request).

4.3	Provision of Utilisation

If the conditions set out in this document have been met, and subject to the provisions of the relevant Facility Annexure, the Lender shall make the Utilisation requested in the relevant Utilisation Request available by the Utilisation Date through its Facility Office.

5.	REPAYMENT, PREPAYMENT AND CANCELLATION

5.1	Repayment

(a)	On the Termination Date for a Facility each Borrower to which a Utilisation in respect of that Facility has been made must pay to the Lender:

(i)	all of the Outstanding Accommodation under the relevant Facility, together with all Money Owing in respect of that Facility; and

(ii)	all other amounts specified in this document as being payable on the Termination Date for that Facility.

(b)	On the last Termination Date for any Facility each relevant Borrower must pay to the Lender all remaining Money Owing.

5.2	Mandatory prepayment

If so required by the Lender, a Borrower must make such repayments to the Lender in respect of a Facility as are necessary to ensure that at all times during the relevant Availability Period the Outstanding Accommodation will not exceed the Facility Accommodation Limit.

5.3	Voluntary cancellation

(a)

A Borrower may, if it gives the Lender not less than 5 Business Days’ prior notice (or such shorter period as the Lender may agree), cancel the whole or any part (being a minimum amount of AUD1,000,000 and a whole multiple of AUD1,000,000, unless otherwise agreed by the Lender) of the Total Accommodation Limit.

(b)	The Total Accommodation Limit may not be reduced below the aggregate Outstanding Accommodation under each Facility on the date on which the cancellation is to take place.

(c)	The Facility Accommodation Limit of each Facility will be reduced as agreed between a Borrower and the Lender.

5.4	Voluntary prepayment

(a)

A Borrower to which a Utilisation has been made may, if it gives the Lender not less than 5 Business Days’ prior notice (or such shorter period as the Lender may agree), prepay all or part of the aggregate Outstanding Accommodation under each Facility.

(b)

The prepaid amount must be a minimum of AUD1,000,000 and a whole multiple of AUD1,000,000, unless otherwise agreed by the Lender. When a Borrower prepays any amount it must pay all interest accrued on that amount and, in the case of a Utilisation of the Cash Advance Facility, any Break Costs arising as consequence of the prepayment other than on the last day of its Interest Period.

(c)	Any Accommodation prepaid will, during the Availability Period, be available to the relevant Borrower by way of fresh Utilisations.

6.	INTEREST

6.1	Interest

The Borrowers must pay interest on each Utilisation if required by, and in the amount, at the time and in the manner set out in, the Facility Annexure for the relevant Facility or in any Facility Documentation.

6.2	Default interest

If a Borrower fails to pay any amount payable by it under this document on its due date, then that Borrower must pay, on demand or at any time notified by the Lender, interest on that overdue amount from the due date up to the date of actual payment, calculated on daily balances and compounded monthly, both before and (as an independent obligation) after any judgment or order:

(a)	where the overdue amount is payable under or in respect of a Facility, and the Facility Annexure refers to an Overdue Rate for that Facility, at that Overdue Rate;

(b)	where the overdue amount is payable under or in respect of a Facility, and any Facility Documentation refers to an overdue rate for that Facility, at that overdue rate; or

(c)	in any other case, at the rate determined by the Lender to be 2% per annum above the Reference Rate.

6.3	Notification of rates of interest

The Lender shall promptly notify the relevant Borrower of the determination of a rate of interest under this document.

7.	FEES

7.1	Fees

The Borrowers must pay to the Lender:

(a)	the fees in the amount, at the time and in the manner set out in Part 3 of the Facility Particulars; and

(b)	any other fees set out in Facility Documentation, at the time and in the manner set out in such Facility Documentation.

7.2	Non-refundable

All fees payable under this document are non-refundable and non-rebateable.

8.	REPRESENTATIONS AND WARRANTIES

Each Borrower makes the representations and warranties set out in clause 4.1 of the Common Terms Deed Poll for the benefit of the Lender on the date of this document.

9.	ACCELERATION

On and at any time after the occurrence of an Event of Default which is continuing the Lender may, by notice to the Company:

(a)	cancel the Facility Accommodation Limits whereupon they shall immediately be cancelled; and/or

(b)	declare that all or part of the Money Owing be immediately due and payable, whereupon it shall become immediately due and payable; and/or

(c)	declare that cash cover in respect of each Bank Guarantee is immediately due and payable whereupon it shall become immediately due and payable.

10.	ASSIGNMENTS

10.1	Assignments by a Borrower

A Borrower may only assign or transfer any of its rights and obligations under this document with the prior written consent of the Lender.

10.2	Assignment by the Lender

The Lender may assign, create any interest in or otherwise deal with all or any of its rights under this document at any time if:

(a)	any necessary prior Authorisation is obtained;

(b)	one or more of the following applies:

(i)	the transferee or assignee is a Related Body Corporate of the Lender;

(ii)	the Borrowers consent to the proposed transfer or assignment (such consent not to be unreasonably withheld); or

(iii)	an Event of Default is continuing; and

(c)	in the case of a transfer of obligations, the transfer is effected by a novation in form and substance reasonably satisfactory to the Borrowers.

10.3	Change of Facility Office

The Lender may change its Facility Office if it first notifies and consults with the Borrowers.

10.4	No increased costs

Despite anything to the contrary in this document, if the Lender assigns its right under this document or changes it Facility Office, a Borrower will not be required to pay any net increase in the total amount of costs, Taxes, fees or charges which is a direct result of the assignment or change and of which the Lender or its assignee was aware or ought reasonably to have been aware on the date of the assignment of change. For this purpose only, a novation will be regarded as an assignment.

11.	CHANGES TO THE BORROWERS

11.1	Additional Borrowers

(a)	Any Guarantor incorporated in Australia may become an Additional Borrower if the Lender has received the following in form and substance satisfactory to it:

(i)	a duly completed and executed Accession Letter; and

(ii)	all of the documents and other evidence listed in Part II of Schedule 1 in relation to that Additional Borrower.

(b)	The Lender shall notify the Company promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed clause 11.1(a).

11.2	Resignation of a Borrower

(a)	The Company may request that a Borrower (other than the Company) ceases to be a Borrower by delivering to the Lender a Resignation Letter.

(b)	The Lender shall accept a Resignation Letter and notify the Company of its acceptance if:

(i)	no Event of Default or Potential Event of Default is continuing or would result from the acceptance of the Resignation Letter (and the Company has confirmed this is the case); and

(ii)	the relevant Borrower is under no actual or contingent obligations as a Borrower under any MOF Finance Documents,

whereupon that company shall cease to be a Borrower and shall have no further rights or obligations under the MOF Finance Documents.

11.3	Anti-money laundering

(a)	Each Borrower agrees that the Lender may delay, block or refuse to process any transaction without incurring any liability if the Lender suspects that:

(i)	the transaction may breach any laws or regulations in Australia or any other country binding on the Lender;

(ii)

the transaction involves any person (natural, corporate or governmental) in a manner that would breach economic and trade sanctions imposed by Australia, the United States, the European Union or any country binding on the Lender; or

(iii)

the transaction may directly or indirectly involve the proceeds of, or be applied for the purposes of, conduct which is unlawful in Australia or any other country and the transaction would breach or cause the Lender to breach any laws or regulations binding on the Lender.

(b)

Each Borrower must provide all information to the Lender which the Lender reasonably requires in order to manage its anti money laundering, counter terrorism financing or economic and trade sanctions risk or to comply with any laws or regulations in Australia or any other country. Each Borrower agrees that the Lender may disclose any information concerning a Borrower or any Transaction Party to any law enforcement, regulatory agency or court where and to the extent required by any such law or regulation or authority in Australia or elsewhere.

(c)

Each Borrower declares and undertakes to the Lender that to the best of its knowledge, information and belief the processing of any transaction by the Lender in accordance with that Borrower’s instructions will not breach any laws or regulations in Australia or any other country relevant to the transaction.

12.	COUNTERPARTS

This document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this document.

13.	INDEMNITIES AND REIMBURSEMENT

All indemnities and reimbursement obligations (and any other payment obligations of a Borrower) in this document is continuing and survives termination of this document, repayment of the Utilisations and cancellation or expiry of the Facility Accommodation Limits.

14.	GOVERNING LAW

This document is governed by the laws of New South Wales.

15.	VARIATION

A variation of any terms of this document must be in writing and signed by the parties (other than any variations permitted to be made by the Lender under or in accordance with the Facility Annexures).

16.	ATTORNEYS

Each of the attorneys executing this document states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

17.	ENTIRE AGREEMENT

To the extent permitted by law, in relation to their subject matter, the MOF Finance Documents:

(a)	embody the entire understanding of the parties, and constitute the entire terms agreed by the parties; and

(b)	supersede any prior written or other agreement of the parties.

18.	ENFORCEMENT

18.1	Jurisdiction

(a)	Each Borrower irrevocably and unconditionally submits to the non exclusive jurisdiction of the courts of New South Wales.

(b)

Each Borrower irrevocably and unconditionally waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum or those courts not having jurisdiction.

(c)

Each Borrower irrevocably waives any immunity in respect of its obligations under this document that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment prior to judgment, attachment in aid of execution.

(d)	The Lender may take proceedings with this document in any other court with jurisdiction or concurrent proceedings in any number of jurisdictions.

This document has been entered into on the date stated in Part 1 of the Facility Particulars.

EXECUTED as an agreement

ORIGINAL BORROWERS

EXECUTED by FOXTEL MANAGEMENT PTY LIMITED in accordance with s127 of the Corporations Act 2001 (Cth):

/s/ Peter Tonagh	/s/ Lynette Ireland
Signature of director	Signature of secretary

PETER TONAGH Chief Executive Officer	LYNETTE IRELAND
Name	Name

EXECUTED by Austar Entertainment Pty Limited in accordance with s127 of the Corporations Act 2001 (Cth):

/s/ Peter Tonagh	/s/ Lynette Ireland
Signature of director	Signature of secretary

PETER TONAGH Chief Executive Officer	LYNETTE IRELAND
Name	Name

EXECUTED by Austar United Communications Pty Limited in accordance with s127 of the Corporations Act 2001 (Cth):

/s/ Peter Tonagh	/s/ Lynette Ireland
Signature of director	Signature of secretary

PETER TONAGH Chief Executive Officer	LYNETTE IRELAND
Name	Name

EXECUTED by Customer Services Pty Limited in accordance with s127 of the Corporations Act 2001 (Cth):

/s/ Peter Tonagh	/s/ Lynette Ireland
Signature of director	Signature of secretary

PETER TONAGH Chief Executive Officer	LYNETTE IRELAND
Name	Name

EXECUTED by Foxtel Finance Pty Limited in accordance with s127 of the Corporations Act 2001 (Cth):

/s/ Peter Tonagh	/s/ Lynette Ireland
Signature of director	Signature of secretary

PETER TONAGH Chief Executive Officer	LYNETTE IRELAND
Name	Name

EXECUTED by Foxtel Australia Pty Limited in accordance with s127 of the Corporations Act 2001 (Cth):

/s/ Peter Tonagh	/s/ Lynette Ireland
Signature of director	Signature of secretary

PETER TONAGH Chief Executive Officer	LYNETTE IRELAND
Name	Name

EXECUTED by XYZnetworks Pty Limited in accordance with s127 of the Corporations Act 2001 (Cth):

/s/ Peter Tonagh	/s/ Lynette Ireland
Signature of director	Signature of secretary

PETER TONAGH Chief Executive Officer	LYNETTE IRELAND
Name	Name

LENDER

SIGNED for COMMONWEALTH BANK OF AUSTRALIA under power of attorney in the presence of:	/s/ David Sim
Signature of attorney

/s/ Rohit Bhardwaj	DAVID SIM
Signature of witness	Name

ROHIT BHARDWAJ	24 JUNE 2013
Name	Date of power of attorney

SCHEDULE 1

Conditions precedent

Part I

Conditions Precedent To Initial Utilisation

1.	Original Borrower

1.1	A list of all Authorised Officers of the Original Borrowers, including specimen signatures of each such Authorised Officer.

1.2

All documents and other evidence reasonably requested by the Lender in order for the Lender to carry out all necessary “know your customer” or other similar checks in relation to each Borrower and each of its Authorised Officers under all applicable laws and regulations where such information is not already available to the recipient.

2.	Legal opinions

2.1	A legal opinion of the Company’s legal counsel.

3.	Other documents and evidence

3.1

Evidence that the fees, costs and expenses then due from an Original Borrower pursuant to the MOF Finance Documents (including clause 7.1 (Fees)) have been paid or will be paid by the first Utilisation Date.

3.2	An original of this document duly executed by all of the parties to it.

3.3

A Finance Party Nomination Letter duly executed by Foxtel Management Pty Limited nominating the Lender a Financier Representative and Financier and this document a Finance Document for the purposes of the Common Terms Deed Poll.

3.4

A Senior Debt Nomination Letter (as that term is defined in the Subordination Deed) duly executed by Foxtel Management Pty Limited nominating the Lender as a Senior Lender Representative and a Senior Lender, this document a Senior Debt Document and the Total Accommodation Limit a Senior Commitment for the purposes of the Subordination Deed.

Part II

Conditions Precedent Required To Be Delivered By An Additional Borrower

1.	A list of all Authorised Officers of the Additional Borrower, including specimen signatures of each such Authorised Officer.

2.	A legal opinion of the Company’s legal counsel.

3.

A certificate in relation to the Additional Borrower given by two directors or a director and company secretary of the Additional Borrower substantially in the form of Schedule 6 of the Common Terms Deed Poll.

4.

All documents and other evidence reasonably requested by the Lender in order for the Lender to carry out all necessary “know your customer” or other similar checks in relation to the Additional Borrower and each of its Authorised Officers under all applicable laws and regulations where such information is not already available to the recipient.

SCHEDULE 2

Utilisation Request

From: [Borrower]

To: Commonwealth Bank of Australia

Dated:

Dear Sirs

Multi-Option Facility Agreement dated [    ] (the Agreement)

Utilisation Request

1.	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.	We request a Utilisation on the following terms:

Facility:

Proposed Utilisation Date:

Accommodation Particulars:	As set out below

Bank account(s) to which payment is to be made [if relevant]:

3.	The Accommodation Particulars for the requested Utilisation are as follows:

[Cash Advance Facility. Delete the table below if the Utilisation Request does not relate to this Facility.]

Principal amount of Loan:

Term of Loan:

Loan will be used to repay a Loan maturing on the Utilisation Date?	Yes/No [delete one]

[Bank Guarantee Facility. Delete the table below if the Utilisation Request does not relate to this Facility.]

Type of Bank Guarantee:

Beneficiary:

Face amount and currency:

Purpose:

Principal Obligations:

Expiry date:

Jurisdiction under whose laws the Bank Guarantee will be governed:

Form of Bank Guarantee:	As attached to this Utilisation Request.

Underlying contract/agreement:

Delivery instructions [if any]:

Other particulars [if any]

[Other Facility: Set out Accommodation Particulars required to be specified, if any.]

4.

We confirm that each condition specified in clause 3.2 (Further conditions precedent) is satisfied on the date of this Utilisation Request[ except as described in the notice dated [            ] given to you, a copy of which is attached].

5.	This Utilisation Request is irrevocable.

Yours faithfully

Authorised Officer for [Name of relevant Borrower]

Name:

Title:

SCHEDULE 3

Reallocation Request

From: [Borrower]

To: Commonwealth Bank of Australia

Dated:

Dear Sirs

Multi-Option Facility Agreement dated [    ] (the Agreement)

Reallocation Request

1.

We refer to the Agreement. This is a Reallocation Request. Terms defined in the Agreement have the same meaning in this Reallocation Request unless given a different meaning in this Reallocation Request.

2.	Pursuant to clause 2.3 (Reallocation) of the Agreement, we request that the Facility Accommodation Limits of the Multi-Option Facilities be reallocated as follows:

Facility	Facility Accommodation Limit
Cash Advance Facility	$
Bank Guarantee Facility	$
Group Limit Facility	$
Corporate Card Facility	$

3.	We confirm that no Event of Default or Potential Event of Default is continuing or would result from the acceptance of this request.

4.	This Reallocation Request is irrevocable.

Yours faithfully

Authorised Officer for [Name of relevant Borrower]
Name:
Title:

SCHEDULE 4

Form of Accession Letter

To: Commonwealth Bank of Australia

From: [Subsidiary]

Dated:

Dear Sirs

Foxtel Management Pty Limited—Multi-Option Facility Agreement

dated [            ] (the Agreement)

5.	We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.

6.

[Subsidiary] agrees to become an Additional Borrower and to be bound by the terms of the Agreement as an Additional Borrower pursuant to clause 11.1 (Additional Borrowers) of the Agreement. [Subsidiary] is a company duly incorporated under the laws of Australia.

7.	[Subsidiary’s] administrative details are as follows:

Address:

Fax No:

Attention:

8.	This Accession Letter is governed by New South Wales law.

[Subsidiary]

SCHEDULE 5

Form of Resignation Letter

To: [Lender]

From: [resigning Borrower] and [a current Borrower]

Dated:

Dear Sirs

Multi-Option Facility Agreement

dated [            ] (the Agreement)

1.	We refer to the Agreement. This is a Resignation Letter. Terms defined in the Agreement have the same meaning in this Resignation Letter unless given a different meaning in this Resignation Letter.

2.	Pursuant to clause 11.2 (Resignation of a Borrower), we request that [resigning Borrower] be released from its obligations as a Borrower under the Agreement.

3.	We confirm that no Event of Default or Potential Event of Default is continuing or would result from the acceptance of this request.

4.	This Resignation Letter is governed by the laws of New South Wales.

[Resigning Borrower]	[a current Borrower]

By:	By:

PART C—ANNEXURES

ANNEXURE A

Cash Advance Facility

1.	Definitions

In this Facility Annexure the following terms have the following meanings, unless a contrary intention appears:

Accommodation Particulars means the particulars required under clause 2 of this Facility Annexure to be specified in a Utilisation Request for the Cash Advance Facility.

Applicable Rate means, in respect of an Interest Period, the rate per annum equal to the aggregate of the Bank Bill Rate and the applicable Margin.

Bank Bill Rate means in relation to any Loan in Australian dollars:

(a)	the applicable Screen Rate as of the Specified Time for Australian dollars and for a period equal in length to the Interest Period of that Loan; or

(b)	as otherwise determined pursuant to clause 5 (Unavailability of Screen Rate) of this Facility Annexure,

and if, in either case, that rate is less than zero, the Bank Bill Rate shall be deemed to be zero.

Cash Advance Facility means the facility under which the Lender agrees to provide Loans in Australian dollars up to the Facility Accommodation Limit to the Borrowers as set out in this document.

Interest Period means, in relation to any Loan, a period equivalent to the term of that Loan as specified in the Utilisation Request for that Loan.

Interpolated Screen Rate means, in relation to any Loan, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan,

each as of the Specified Time for Australian dollars.

Loan means the principal amount drawn or proposed to be drawn by a Borrower under a Utilisation Request for the Cash Advance Facility or, as appropriate, the principal amount outstanding for the time being of that loan.

Maturity Date means, In respect of a Loan, the last day of the term of that Loan as specified in the Utilisation Request for that Loan.

Outstanding Accommodation means, on any day, the aggregate amount of all Loans provided by the Lender which are still outstanding or in respect of which the Lender has not been repaid that day.

Overdue Rate means the rate equal to the aggregate of the Applicable Rate and 2.00% per annum.

Screen Rate means the Australian Bank Bill Swap Reference Rate (Bid) administered by ASX Benchmarks Pty Limited (or any other person which takes over the administration of that rate) for the relevant period and displayed on page BBSY of the Thomson Reuters Screen (or any replacement Thomson Reuters page which displays that rate). If such page or service ceases to be available, the Lender may specify another page or service displaying the relevant rate after consultation with the Company.

Specified Time means, in relation to any period for which an interest rate is to be determined, the first day of the relevant period as of 10:30 am Sydney time.

Utilisation means each utilisation of the Cash Advance Facility as provided for in this Facility Annexure.

Capitalised terms or phrases which are used in this Facility Annexure but not defined in this clause have the meanings given to them in the Master Agreement to which this Facility Annexure is attached.

2.	Accommodation Particulars

The Accommodation Particulars to be specified in the Utilisation Request are:

(a)	the principal amount of each Loan, which must be a minimum of AUD1,000,000 and thereafter a whole multiple of AUD1,000,000, unless otherwise agreed by the Lender;

(b)	the term of each Loan, being one, two, three or six months (or such other term as the Lender may agree), the Maturity Date of which must be a Business Day within the Availability Period; and

(c)

whether the Loan is to be used for the purpose of repaying a Loan maturing on the Utilisation Date, in which case the principal amount of the Loan must be equal to the principal amount of the maturing Loan.

3.	Repayment of Loans

(a)	Each Borrower which has drawn a Loan must repay that Loan on its Maturity Date, together with interest determined in accordance with clause 4 (Interest) of this Facility Annexure.

(b)	Without prejudice to each Borrower’s obligation under paragraph (a) above, if a Loan is to be made available to a Borrower:

(i)	on the same day that a maturing Loan is due to be repaid by that Borrower;and

(ii)	for the purpose of refinancing the maturing Loan.

the aggregate amount of the new Loan shall be treated as if having been made available and applied by the Borrower in or towards repayment of the maturing Loan so that the relevant Borrower will not be required to make a payment.

4.	Interest

The Borrower must pay interest at the Applicable Rate on the outstanding amount of each Loan in arrears on its Maturity Date (or at such other times or intervals as the Lender may require if the term of the Loan is in excess of 6 months). Interest accrues daily and will be calculated for the term of each Loan on the basis of a 365 day year.

5.	Unavailability of Screen Rate

(a)

If no Screen Rate is available for the Bank Bill Rate for the Interest Period of a Loan, the applicable Bank Bill Rate shall be the Interpolated Screen Rate for a period equal in length to the Interest Period of that Loan, except where the Interest Period is less than the shortest period published for the Bank Bill Rate, in which case it will be the Bank Bill Rate for the shortest period published for the Bank Bill Rate.

(b)

If no Screen Rate is available for the Bank Bill Rate for the Interest Period of a Loan and it is not possible to calculate the Interpolated Screen Rate or other rate under paragraph (a), there shall be no Bank Bill Rate for that Loan and clause 7 (Cost of funds) of this Facility Annexure shall apply to that Loan for the Interest Period.

6.	Market disruption

If before 5pm on the Business Day after the first day for the relevant Interest Period the relevant Borrower receives notification from the Lender that as a result of market circumstances not limited to it, the cost to it of funding the Loan from whatever source it may reasonably select would be in excess of the Bank Bill Rate, then clause 7 (Cost of funds) of this Facility Annexure shall apply to the Loan for the relevant Interest Period.

7.	Cost of funds

If this clause 7 applies, the rate of interest on the Loan for the relevant Interest Period shall be the percentage rate per annum which is the sum of:

(a)	the Margin; and

(b)

in the circumstances described in clause 5 (Unavailability of Screen Rate) of this Facility Annexure or clause 6 (Market disruption) of this Facility Annexure, the rate notified to the relevant Borrower by the Lender to be that which expresses as a percentage rate per annum, the cost to the Lender of funding that Loan from whatever source it may reasonably select. That rate is to be notified as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period.

ANNEXURE B

Bank Guarantee Facility

1.	Definitions and interpretation

(a)	In this Facility Annexure the following meanings apply, unless a contrary intention appears:

Accommodation Particulars means the particulars required under clause 3 of this Facility Annexure to be specified in Utilisation Request for the Bank Guarantee Facility.

Bank Guarantee Facility means the facility under which the Lender agrees to issue or make available Bank Guarantees to the Borrowers with an aggregate face value up to the Facility Accommodation Limit as set out in this document.

Beneficiary means the beneficiary or favouree under a Bank Guarantee.

Outstanding Accommodation means, in respect of the Bank Guarantee Facility and on any date, the aggregate face amount of each Bank Guarantee (less any amounts which have been repaid in respect of a Bank Guarantee).

Principal Obligations means the obligations of the Borrower to the beneficiary in respect of which a Bank Guarantee is issued.

Utilisation means each utilisation of the Bank Guarantee Facility as provided for in this Facility Annexure.

Capitalised terms or phrases which are used in this Facility Annexure but not defined in this clause have the meanings given to them in the Master Agreement to which this Facility Annexure is attached.

(b)	Unless a contrary intention appears, any reference in this Facility Annexure or in this document to:

(i)	a Utilisation made or to be made to a Borrower includes a Bank Guarantee issued on its behalf;

(ii)	a Borrower repaying or prepaying a Bank Guarantee means:

(A)	that Borrower providing cash cover for that Bank Guarantee;

(B)

that Borrower making a payment in respect of, or reimbursing an amount paid by the Lender under, the Bank Guarantee, in either case under clause 5(a) or (b) (Payment by Borrower) of this Facility Annexure;

(C)	the maximum amount payable under the Bank Guarantee being reduced or cancelled in accordance with its terms;

(D)	the Bank Guarantee being returned to the Lender;

(E)	the Lender being satisfied that it has no further liability under that Bank Guarantee; or

(F)

the Lender receiving in its favour a back-to-back letter of credit, bank guarantee or similar from a bank which, along with the terms (including fees and identity of the issuer) of such letter of credit,bank guarantee or similar instrument, is acceptable to the Lender in its absolute discretion, and the amount by which a Bank Guarantee is repaid or prepaid under subparagraphs (A), (B), (C) and (F) above is the amount of the relevant cash cover, payment, reimbursement, reduction or cancellation. When under this document a Borrower is obliged to repay or prepay a Bank Guarantee, it must:

(A)	provide cash cover for the outstanding amount of the Bank Guarantee (less the total amount paid by the Lender under the Bank Guarantee); and

(B)	pay under clause 5(a) or (b) (Payment by Borrower) of this Facility Annexure an amount equal to the total amount paid by the Lender under the Bank Guarantee,

except to the extent that the amount of the Bank Guarantee has been repaid or prepaid by another means.

(iii)	an amount borrowed includes any amount utilised by way of Bank Guarantee;

(iv)	amounts outstanding under this document include amounts outstanding under or in respect of any Bank Guarantee;

(v)	an outstanding amount of a Bank Guarantee at any time is the maximum amount that is or may be payable by the relevant Borrower in respect of that Bank Guarantee at that time;

(vi)	a Borrower’s obligation on Utilisations becoming due and payable includes the Borrower repaying any Bank Guarantee in accordance with subparagraph (ii) above.

(vii)

a Borrower providing cash cover for a Bank Guarantee means a Borrower paying an amount in the currency of the Bank Guarantee to an account in the name of the Borrower (whether or not interest bearing) and the following conditions being met;

(A)	the account is with the Lender;

(B)

until no amount is or may be outstanding under that Bank Guarantee, withdrawals from the account may only be made to pay the Lender amounts due and payable to it under this document in respect of that Bank Guarantee, or otherwise as agreed in writing by the Lender;

(C)	the Borrower shall be entitled to accrued interest on the cash cover; and

(D)	if the Lender, requests it, the Borrower has executed a security document, in form and substance satisfactory to the Lender, creating a first ranking security interest over that account.

(c)	Unless the Lender otherwise agrees, the Facility Accommodation Limit for the Bank Guarantee Facility will be calculated ignoring any cash cover provided for outstanding Bank Guarantees.

2.	Facility Documentation

(a)

The relevant Borrower must execute such documents (including without limitation in respect of Bank Guarantees which are to be cash covered, an account set off in the Lender’s usual form) as are required by the Lender before each Utilisation of the Bank Guarantee Facility.

(b)

All Facility Documentation pursuant to which Accommodation under the Bank Guarantee Facility is to be provided must conform, in form and substance, to the Lender’s standard documentation for the provision of such Accommodation.

(c)	The form, the Principal Obligations and the Beneficiary of each Bank Guarantee must be acceptable to the Lender.

3.	Accommodation Particulars

(a)	The Accommodation Particulars to be specified in the Utilisation Request are:

(i)	the type of Bank Guarantee requested by the relevant Borrower;

(i)	the type of Bank Guarantee requested by the relevant Borrower;

(ii)	the Beneficiary;

(iii)	the face amount and currency (which must be the Base Currency);

(iv)	the purpose and the Principal Obligations;

(v)	the expiry date (which must be a date within the Availability Period of the Facility unless otherwise agreed by the Lender);

(vi)	the jurisdiction under whose laws the Bank Guarantee will be governed (which must be an Australian State and must be specified in the Bank Guarantee);

(vii)	the form of the Bank Guarantee (which must be in such form as the Lender requires and include the minimum requirements set out in paragraph (c), unless otherwise agreed in writing by the Lender);

(viii)	the underlying contract or agreement in respect of which the Bank Guarantee is to be issued is specified (if applicable);

(ix)	the delivery instructions for the Bank Guarantee (if applicable); and

(x)	any other particulars required to establish that Bank Guarantee.

(b)	The face amount of the Bank Guarantee must not be more than the Facility Accommodation Limit for the Bank Guarantee Facility.

(c)	The minimum requirements for the form of the Bank Guarantee are as follows:

(i)	It must have a maximum aggregate liability;

(ii)	It must permit early termination by the Lender by the payment of money;

(iii)	It should contain no other obligation on the Lender other than the payment of money;

(iv)	It should be payable at the Facility Office of the Lender;

(v)	It must be payable on a Business Day;

(vi)	There should be a clear statement as to the circumstances under which payment is to be made and to whom payment should be made; and

(vii)	There should be a non-assignment clause.

4.	Authority to make payment

(a)

The relevant Borrower irrevocably authorises the Lender to immediately pay any amount demanded by a Beneficiary at any time pursuant to a Bank Guarantee and to make any payment under clause 8 (Voluntary Payout) of the Facility Annexure (in this Facility Annexure, each a claim).

(b)	The Lender need not:

(i)	first refer to the relevant Borrower or obtain its authority for the payment;

(ii)	enquire whether a demand has been properly made;

(iii)	enquire as to the validity, genuineness or accuracy of any statement, certificate or other document issued in relation to a claim; or

(iv)	carry out any investigation or seek any confirmation from any other person before making the payment.

(c)	The relevant Borrower acknowledges that the Lender:

(i)	may make payments under a Bank Guarantee by any means that it determines;

(ii)

may make any payments under a Bank Guarantee despite any direction by the Borrower to the Lender not to pay, any dispute between the Borrower and the Lender as to the Lender’s obligation to pay, any dispute between the Borrower and the Beneficiary or any claim by the Borrower that a claim under the Bank Guarantee is not valid;

(iii)

may refuse to make a payment under a Bank Guarantee (in its absolute discretion) where it considers that a claim under, or any other document presented under the Bank Guarantee does not comply with the terms of the Bank Guarantee; and

(iv)	deals in documents only and will not be concerned with the legality of a claim or any underlying transaction or any available set-off, counterclaim or other defence of any person.

5.	Payment by Borrower

(a)	The relevant Borrower must pay the Lender all amounts paid or required to be paid by the Lender under:

(i)	a Bank Guarantee; or

(ii)	clause 8 (Voluntary Payout) of this Facility Annexure,

on the day on which the Lender makes or is required to make that payment (and if that Borrower does not do so, interest shall accrue on those amounts from that date up to the actual date of payment in accordance with clause 6.2 (Default interest) of the Master Agreement).

(b)

Without prejudice to the relevant Borrower’s obligation under paragraph 5(a), that Borrower shall immediately on demand indemnify the Lender against any cost, loss or liability incurred by the Lender (otherwise than by reason of the Lender’s gross negligence or wilful misconduct) in acting as the Lender under any Bank Guarantee requested by that Borrower (including as a result of the Lender making a payment under clause 8 (Voluntary Payout) of this Facility Annexure).

6.	Borrower’s unconditional obligations

(a)

The Borrowers’ obligations under clause 5 (Payment by Borrower) of this Facility Annexure are absolute and unconditional and not subject to any reduction, termination or other impairment by any set off, deduction, counterclaim, agreement, defence, suspension, deferment or otherwise.

(b)	The Borrowers’ liability under this clause is not affected by any circumstance, act or omission which, but for this subclause, might otherwise affect its liability at law or in equity, including:

(i)

any falsity, inaccuracy, non-conformity, insufficiency or forgery of or in any demand, certificate, declaration or other document that on its face purports to be signed or authorised under a Bank Guarantee;

(ii)

any failure by the Lender to enquire whether a communication, demand or other document under a Bank Guarantee has been inaccurately transmitted or received, or has been signed or sent by an unauthorised person;

(iii)

the impossibility or illegality of performance of or any invalidity of or affecting any MOF Finance Document, the Principal Obligations intended to be secured by a Bank Guarantee or any other agreement, document or transaction;

(iv)

any act of a Government Agency, court, arbitral body, agency, authority or any person affecting the terms of any MOF Finance Document, the Principal Obligations intended to be secured by a Bank Guarantee or any other document or transaction;

(v)	the application of any law or regulation affecting any Bank Guarantee;

(vi)

any failure to obtain an Authorisation required or desirable in connection with this document or any Bank Guarantee, or any incapacity of, or limitation on the powers of, any person signing a claim or other document; or

(vii)

anything else (foreseen or unforeseen), whether or not similar to any of the above, that affects any MOF Finance Document, the Principal Obligations intended to be secured by a Bank Guarantee or any other agreement, document or transaction.

(c)	The Lender is not obliged to enquire into any of the matters mentioned in paragraphs (a) and (b) of this clause.

7.	Expiring Bank Guarantees

An amount equal to the amount of each Bank Guarantee which, before the end of the Availability Period, is repaid in full or expires without being called on or which is called on and paid by the relevant Borrower to the Lender in accordance with clause 5 (Payment by Borrower) of this Facility Annexure will again be available for utilisation in accordance with the terms of this document.

8.	Voluntary Payout

If an Event of Default is continuing, the Lender may discharge its liability under a Bank Guarantee at any time by paying to the Beneficiary the outstanding amount of the Bank Guarantee or any lesser amount specified by the Beneficiary. The Lender may debit any account of the relevant Borrower with the amount so paid.

9.	Illegality

(a)

Without limiting clause 8 (Voluntary Payout) of this Facility Annexure, if any Change of Law or other event makes it illegal for the Lender to perform its obligations under any Bank Guarantee or maintain financial accommodation or commitment under the Bank Guarantee Facility, the Lender may following notice to the Borrowers, discharge its liability under a Bank Guarantee at any time on and from the date which is 40 Business Days after the date on which the Lender gives notice or any earlier date required by, or to comply with, the applicable law, by paying to the Beneficiary the outstanding amount of the Bank Guarantee or any lesser amount specified by the Beneficiary. The Lender may debit any account of the Borrower with the amount so paid.

(b)	A notice to a Borrower under clause 19(a) of this Facility Annexure is irrevocable.

(c)

If requested by a Borrower, the Lender must transfer its participation under the Bank Guarantee Facility, on terms and conditions satisfactory to the Lender (acting reasonably), to a person proposed by the relevant Borrower.

10.	Illegality in relation to Bank Guarantees

If it becomes unlawful (or impossible as a result of a change in law or regulation) for the Lender to issue or leave outstanding any Bank Guarantee, then:

(a)	the Lender shall promptly notify the Company upon becoming aware of that event;

(b)	upon the Lender notifying the Company, the Lender shall not be obliged to issue any Bank Guarantee;

(c)

each Borrower shall use its best endeavours to procure the release of each Bank Guarantee issued by the Lender and outstanding at such time on or before the date specified by the Lender in the notice delivered to the Company (being no earlier than the last day of any applicable grace period permitted by law); and

(d)	the Bank Guarantee Facility shall cease to be available for the issue of Bank Guarantees.

11.	UCP600

None of the foregoing provisions shall operate so as to modify rights and obligations of the Lender and a Borrower under Uniform Customs and Practice for Documentary Credits (2007 Revision) International Chamber of Commerce Brochure Number 600 (known as UCP600).

12.	Existing Bank Guarantees

Each Bank Guarantee specified below has been issued or is deemed to be issued by the Lender at the request of the relevant Borrower under the Bank Guarantee Facility.

CUSTOMER STATUS REPORT AS AT 13/06/2017 11:39

CUSTOMER - FOXTEL MANAGEMENT PTY LTD

CUSTOMER NUMBER - 00252021

FAVOUREE	LAIBILITY NUMBER	ISSUE DATE	EXPIRY DATE	CURR	LAIBILITY AMOUNT
ACPP Office Pty Ltd	G1 00218868	14/04/2005	31/03/2018	AUD	$678,067.69
ACPP Office Pty Limited	G3 00226185	04/07/2005	31/03/2019	AUD	$1,896,017.26
ACPP Office Pty Ltd	G1 00227332	19/07/2005	31/03/2018	AUD	$440,000.00
Investa Properties Limited	G3 00237296	28/11/2005		AUD	$30,360.00
Highpoint Shopping Centres Pty Limited	G3 00244472	13/03/2006		AUD	$15,000.00
TRUST COMPANY LIMITED ABN 59 004 027 749	G3 00295885	09/01/2008		AUD	$149,248.58
WESTFIELD MANAGEMENT LTD AS RESPONSIBLE ENTITY OF	G3 00344376	10/12/2009		AUD	$17,847.92
Trust Company of Australia	G3 00381020	17/03/2011		AUD	$2,586,816.41
COLONIAL FIRST STATE ASSET MANAGEMENT PTY LIMITED	G3 00430683	12/11/2012		AUD	$178,219.26
AUSTRALIAN EXECUTOR TRUSTEES LIMITED	G3 00511281	05/06/2015	31/03/2024	AUD	$1,000,000.00
THE TRUST COMPANY LIMITED	G3 00513332	01/07/2015		AUD	$239,886.98
Scentre Management Limited ACN 001 670 579	G3 00518634	26/08/2015		AUD	$46,393.96
Eastgardens Pty Ltd ACN 002 365 326	G3 00518635	26/08/2015		AUD	$36,878.96
Scentre Custodian Pty Limited	G3 00518636	26/08/2015		AUD	$29,489.90
Kent Street Pty Limited ACN 006 794 654 AND Scent	G3 00518637	26/08/2015		AUD	$27,295.04
Perpetual Trustee Company Limited ACN 000 001 007	G3 00518638	26/08/2015		AUD	$35,757.34
Stonehenge Pty Limited ACN 095 084 674	G3 00518639	26/08/2015		AUD	$26,928.32
Scentre Management Limited ACN 001 670 579 AND REt	G3 00518640	26/08/2015		AUD	$25,828.36
P.T. Limited ACN 004 454 666	G3 00518641	26/08/2015		AUD	$28,328.30
P.T. Limited ACN 004 454 666 AND Doncaster Shoppin	G3 00518642	26/08/2015		AUD	$44,927.30
P.T. Limited ACN 004 454 666 as constructive trust	G3 00518643	26/08/2015		AUD	$32,428.36
Perron Investments Pty Ltd ACN 000 003 976 AND See	G3 00518644	26/08/2015		AUD	$24,361.92
Scentre Management Limited ACN 001 670 579 AND SAS	G3 00518646	26/08/2015		AUD	$36,645.08
Ventana Pty Limited ACN 008 586 543	G3 00518647	26/08/2015		AUD	$36.550.48
Scentre Management Limited ACN 001 670 579 as resp	G3 00518648	26/08/2015		AUD	$33,345.62
Scentre Management Limited ACN 001 670 579 as resp	G3 00518649	26/08/2015		AUD	$33,161.70
Scenlre Management Limited ACN 001 670 579 as resp	G3 00518650	26/08/2015		AUD	$32,061.70
PT Limited ACN 004 454 666 as custodian of the See	G3 00518652	26/08/2015		AUD	38,685.06
PT Limited ACN 004 454 666 as custodian of the See	G3 00518653	26/08/2015		AUD	$5,907.32
Tea Tree Plaza Nominees Pty Limited ACN 008 586 45	G3 00518664	26/08/2015		AUD	$5,148.23
CENTRE MANAGEMENT LIMITED ACN 001 670 579 AND RE1	G3 00532989	25/02/2016		AUD	$23,455.70
MIRVAC FUNDS LIMITED ACN 002 561 640	G3 00568068	11/05/2017	30/06/2021	AUD	$1,270.637.17
DARWIN CITY COUNCIL	G3 00031420	13/06/1996		AUD	$50,000.00
DEPARTMENT OF TRANSPORT & WORKS - NORTH TERRITORY	G3 00031564	10/07/1996		AUD	10,000.00
DEPARTMENT OF TRANSPORT & WORKS - NORTH TERRITORY	G3 00031565	10/07/1996		AUD	$15,000.00
PALMERSTON TOWN COUNCIL	G3 00031976	23/08/1996		AUD	$20,000.00
PALMERSTON TOWN COUNCIL	G3 00031977	23/08/1996		AUD	$20,000.00
PALMERSTON TOWN COUNCIL	G3 00031978	23/08/1996		AUD	$20,000.00
PALMERSTON TOWN COUNCIL	G3 00031979	23/08/1996		AUD	$13,000.00
PALMERSTON TOWN COUNCIL	G3 00031980	23/08/1996		AUD	$13,000.00
PALMERSTON TOWN COUNCIL	G3 00031981	35300		AUD	$14.000.00

					$9,280,659.92

ANNEXURE C

Corporate Card Facility

1.	Definitions

In this Facility Annexure the following meanings apply, unless a contrary intention applies.

Applicable Facility Conditions means the Lender’s current terms and conditions for Corporate Card Facilities as amended or replaced from time to time.

Corporate Card Facility means the facility under which the Lender agrees to make available Accommodation to the Borrowers by way of corporate credit cards up to the Facility Accommodation Limit as set out in this document.

Facility Conditions Precedent means compliance with each item set out in clause 2 (Facility Conditions Precedent) of this Facility Annexure.

Outstanding Accommodation means, on any day, the aggregate of all amounts owing, due or payable under the Corporate Card Facility on such date, as determined by the Lender in accordance with its usual practices.

Utilisation means each utilisation of the Facility as provided for in this Facility Annexure.

2.	Facility Conditions Precedent

(a)	The relevant Borrower must execute such Facility Documentation as is required by the Lender before each Utilisation of the Corporate Card Facility.

(b)

All Facility Documentation pursuant to which Accommodation under the Corporate Card Facility is to be provided must conform, in form and substance, to the Lender’s standard documentation applicable for the provision of such Accommodation.

(c)	Any conditions precedent to the provision of Accommodation under the Corporate Card Facility contained in such Facility Documentation are Facility Conditions Precedent.

3.	No Utilisation Request required

Despite anything else in this document, no Utilisation Request is required in respect of any proposed Utilisation of the Corporate Card Facility.

4.	Utilisation and Facility Accommodation Limit

(a)	Subject to the Facility Documentation and the provisions of this document, the Lender may provide Accommodation under the Corporate Card Facility in such form as the Lender determines.

(b)

If there is a conflict between the provisions of this document and the provisions of any Facility Documentation, then the provisions of this document apply unless otherwise agreed between the Lender and the Company.

(c)

The Facility Accommodation Limit applies in relation to all corporate credit card finance provided under the Corporate Card Facility. In addition each corporate credit card will be subject to a separate sub-limit determined by the Lender.

5.	Prepayment

Despite clause 5,4 (Voluntary prepayment) of the Master Agreement:

(a)	a Borrower is not required to give notice to the Lender before prepaying any part of the Outstanding Accommodation;

(b)	no minimum amount or multiple is required for such prepayment;

(c)	any amount prepaid will be available to a Borrower by way of fresh Utilisations; and

(d)	no amounts will be payable in respect of break costs in relation to such prepayment.

6.	Repayment and Cancellation

Despite anything else in this document:

(a)	the relevant Borrower must pay the Outstanding Accommodation in respect of the Corporate Card Facility on demand by the Lender;

(b)	the Lender may by notice to the Company, cancel any obligation of the Lender to provide any further Accommodation under the Corporate Card Facility; and

(c)	the Lender may make a demand or give a notice of cancellation, or do both, at any time in its absolute discretion.

ANNEXURE D

Group Limit Facility

1.	Definitions

In this Facility Annexure the following meanings apply, unless a contrary intention applies.

Applicable Facility Conditions means the Lender’s current terms and conditions for Group Limit Facilities as amended or replaced from time to time.

Cap Limit has the meaning given to that term in Part 4 of the Facility Particulars.

Group Limit has the meaning given to that term in Part 4 of the Facility Particulars.

Group Limit Facility means the facility under which the Lender agrees to make available AUD denominated overdraft Accommodation to the Borrowers up to the Facility Accommodation Limit, through a number of accounts which the Lender is entitled to treat as a single account, as set out In this document.

Outstanding Accommodation means, on any day, the aggregate of all amounts owing, due or payable under the Group Limit Facility (whether actual, contingent or otherwise) on such date, as determined by the Lender in accordance with its usual practices.

Utilisation means each utilisation of the Group Limit Facility as provided for in this Facility Annexure,

Capitalised terms or phrases which are used in this Facility Annexure but not defined in this clause have the meanings given to them in the Master Agreement to which this Facility Annexure is attached.

2.	Facility Documentation

All Facility Documentation pursuant to which Accommodation under the Group Limit Facility is to be provided must conform, in form and substance, to the Lender’s standard documentation applicable for the provision of such Accommodation. The Lender acknowledges that on the date of this document all Facility Documentation required by the Lender has been executed and conforms, in form and substance, to the Lender’s standard documentation applicable for the provision of such Accommodation.

3.	No Utilisation Request required

Despite anything else in this document, no Utilisation Request is required in respect of any proposed Utilisation of the Group Limit Facility.

4.	Utilisations

(a)	Subject to the Facility Documentation and the provisions of this document, the Lender will provide Utilisations under the Group Limit Facility.

(b)	If there is a conflict between the provisions of this document and any Facility Documentation, then the provisions of this document apply unless otherwise agreed between the Lender and the Company.

(c)

Any references in the Applicable Facility Conditions to the “Schedule” shall be deemed to be references to Part 4 of the Facility Particulars, unless otherwise agreed between the Borrowers and the Lender. This does not affect the right of the Lender to issue replacement or supplemental “Schedules” in accordance with the Applicable Facility Conditions.

5.	Variation of limits

Despite any other provision of this document, the Lender may at any time in its absolute discretion cancel or vary the Cap Limit or the Group Limit for the Facility.

6.	Repayment and cancellation

Despite any other provision of this document:

(a)	the relevant Borrower must pay the Outstanding Accommodation in respect of the Group Limit Facility on demand by the Lender;

(b)	the Lender may also, by notice to the Company, cancel any obligation of the Lender to provide any further Accommodation under the Group Limit Facility; and

(c)	the Lender may make a demand or give a notice of cancellation, or do both, at any time in its absolute discretion.